SUPPLEMENT DATED MARCH 30, 2018

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS -

PACIFIC FUNDSSM LIMITED DURATION HIGH INCOME

DATED AUGUST 1, 2017

This supplement revises the Pacific Funds Pacific FundsSM Limited Duration High Income summary prospectus dated August 1, 2017 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF LIQUIDATION OF

PACIFIC FUNDSSM LIMITED DURATION HIGH INCOME

The Board of Trustees of Pacific Funds Series Trust (the “Board”) has approved a plan of liquidation for Pacific FundsSM Limited Duration High Income (the “Fund”), which is expected to occur on or about June 28, 2018 (the “Liquidation Date”).  The Liquidation Date may be accelerated if all shareholders have redeemed their shares prior to that date.  The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation. After the close of business on the Liquidation Date, the Fund will distribute pro rata to its shareholders of record  all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

Effective immediately, the Fund will be closed to new investors and any subsequent investments from existing investors.  Shareholders holding shares subject to a contingent deferred sales charge (“CDSC”) as of March 30, 2018, will not incur a CDSC on any redemptions on or after March 30, 2018, nor on any amounts distributed on the Liquidation Date.  Shareholders may exchange shares of the Fund for another fund of Pacific Funds Series Trust at any time prior to the Liquidation Date pursuant to the exchange provisions described in the Fund’s Prospectus.

Once the Fund has been liquidated, all references in the Fund’s registration statement (including the Prospectus and SAI) to Pacific FundsSM Limited Duration High Income will be deleted.  No further notification regarding the liquidation of this Fund will be sent, unless circumstances change from those described above.